UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 17, 2007 (Updating November 17, 2006 Event)
FEDERAL HOME LOAN BANK OF DALLAS
(Exact name of registrant as specified in its charter)

Federally chartered corporation (State or other jurisdiction of incorporation or organization)	000-51405 (Commission File Number)	71-6013989 (IRS Employer Identification No.)

8500 Freeport Parkway South, Suite 600 Irving, TX (Address of principal executive offices)	75063-2547 (Zip Code)
Registrant’s telephone number, including area code:
(214) 441-8500
Former name or former address, if changed since last report:
Not Applicable
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On November 17, 2006, the Federal Home Loan Bank of Dallas (the “Bank”) completed its director election process for directorships that commenced on January 1, 2007. Two new directors, Tyson T. Abston and H. Gary Blankenship, were elected to serve on the Bank’s Board of Directors. In addition, Charles G. Morgan, Jr. and Anthony S. Sciortino were re-elected to the Bank’s Board of Directors. The election of these directors was reported under Item 5.02 of the Bank’s Current Report on Form 8-K dated November 15, 2006 and filed with the Commission on November 21, 2006. At the time of filing such report, the committees of the Bank’s Board of Directors to which Mr. Abston and Mr. Blankenship would be named had not been determined nor had it been determined whether Mr. Morgan or Mr. Sciortino would continue to serve on the same committees that they had served on in 2006. The Bank is filing this Form 8-K/A to report that on January 17, 2007 the Bank’s Board of Directors appointed these individuals to serve on the following committees:

Mr. Abston	Risk Management Committee and Affordable Housing and Economic Development Committee

Mr. Blankenship	Government Relations Committee and Affordable Housing and Economic Development Committee

Mr. Morgan	Audit Committee (Vice Chairman) and Compensation and Human Resources Committee

Mr. Sciortino	Executive Committee, Government Relations Committee (Chairman), and Compensation and Human Resources Committee
New committee assignments for other directors were also made on January 17, 2007. Following these appointments, the composition of each of the Board of Directors’ committees is as follows:

Executive Committee	Government Relations Committee

Lee R. Gibson (Chairman)	Anthony S. Sciortino (Chairman)
Mary E. Ceverha (Vice Chairman)	Sarah S. Agee (Vice Chairman)
James H. Clayton	H. Gary Blankenship
Howard R. Hackney	Mary E. Ceverha
Anthony S. Sciortino	James H. Clayton
John B. Stahler	Lee R. Gibson
Robert Wertheim	Melvin H. Johnson, Jr.

Risk Management Committee	Audit Committee

John B. Stahler (Chairman)	Howard R. Hackney (Chairman)
Will C. Hubbard (Vice Chairman)	Charles G. Morgan, Jr. (Vice Chairman)
Tyson T. Abston	Mary E. Ceverha
Mary E. Ceverha	Bobby L. Chain
Lee R. Gibson	Lee R. Gibson
Howard R. Hackney	John B. Stahler

Affordable Housing and Economic	Compensation and Human Resources
Development Committee	Committee

James H. Clayton (Chairman)	Robert Wertheim (Chairman)
Melvin H. Johnson, Jr. (Vice Chairman)	Bobby L. Chain (Vice Chairman)
Tyson T. Abston	Mary E. Ceverha
Sarah S. Agee	Lee R. Gibson
H. Gary Blankenship	Will C. Hubbard
Mary E. Ceverha	Charles G. Morgan, Jr.
Lee R. Gibson	Anthony S. Sciortino
Robert Wertheim
Mr. Gibson and Ms. Ceverha currently serve as Chairman and Vice Chairman, respectively, of the Bank’s Board of Directors.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Dallas
Date: January 17, 2007	By:	/s/ Tom Lewis
Tom Lewis
Senior Vice President and Chief Accounting Officer